UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 18, 2004
(Date of Report — date of earliest event reported)

BROOKFIELD HOMES CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-31524 (Commission File Number)	37-1446709 (I.R.S. Employer Identification No.)

12865 Pointe Del Mar Suite 200 Del Mar, California (Address of Principal Executive Offices)		92014 (Zip Code)

(858) 481-8500
(Registrant’s Telephone Number, Including Area Code)

Item 7.	Financial Statements and Exhibits.

(c)	Exhibits:

99.1	Press Release issued by Brookfield Homes Corporation on February 18, 2004.

Item 12.	Results of Operations and Financial Condition.

On February 18, 2004, Brookfield Homes Corporation issued a press release announcing its earnings and results of operations for the quarter and year ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2004

BROOKFIELD HOMES CORPORATION

By:	/s/ PAUL G. KERRIGAN

Paul G. Kerrigan
Executive Vice President, Chief Financial Officer
and Treasurer

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EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press Release issued by Brookfield Homes Corporation on February 18, 2004.